UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2016

AEGERION PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34921	20-2960116
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Identification No.)

One Main Street, Suite 800
Cambridge, MA 02142

(Address of principal executive offices)

Registrant’s telephone number, including area code: (617) 500-7867

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐      Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

On March 21, 2016, Aegerion Pharmaceuticals, Inc. (the “Company”) and Sarissa Capital Management LP (along with its affiliates, the “Sarissa Group”) entered into an amendment to the Nomination and Standstill Agreement, dated March 29, 2015 (the “Agreement”), between the parties.  Pursuant to the amendment, the Standstill Period (as defined in the Agreement) has been deemed terminated as of March 21, 2016, and the Sarissa Group has agreed not to submit any notices nominating directors or proposing business proposals for consideration at the Company’s 2016 annual meeting.  The Agreement otherwise remains in effect.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 22, 2016

AEGERION PHARMACEUTICALS, INC.

By:	/s/ Gregory D. Perry
Gregory D. Perry
Chief Financial and Administrative Officer

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